SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

And Regulation FD

Date of Report (Date of earliest event reported) May 4, 2004

WHIRLPOOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3932	38-1490038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 M63 North, Benton Harbor, Michigan	49022-2692
(Address of principal executive officers)	(Zip Code)

(269)-923-5000

Registrant’s telephone number, including area code

Item 5 – Other Events

On May 4, 2004, the registrant announced (i) David R. Whitwam, its chairman and chief executive officer, intends to retire effective June 30, 2004 and (ii) the registrant’s board of directors has elected Jeff M. Fettig, currently president and chief operating officer, to the post of chairman, president and chief executive officer, effective July 1, 2004.

Item 7 – Financial Statements and Exhibits

(c) Exhibits.

Attached is a press release dated May 4, 2004 being furnished as part of this report.

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Exhibit Index

Exhibit No.	Description

99	Press Release dated May 4, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: May 4, 2004	By:	/s/ Robert T. Kenagy

Name: Robert T. Kenagy Title: Corporate Secretary

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